BNY Mellon Dynamic Total Return Fund

Summary Prospectus | February 28, 2025

Class	Ticker
A	AVGAX
C	AVGCX
I	AVGRX
Y	AVGYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/investments/literaturecenter. You can also get this information at no cost by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com. The fund's prospectus and statement of additional information, dated February 28, 2025 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 17 of the prospectus, in the Appendix on page A-1 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	1.10	1.10	1.10	1.10
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Fees and expenses of the fund's subsidiary	.15	.15	.15	.15
Miscellaneous other expenses	.59	.65	.57	.53
Total other expenses	.99	1.05	.72	.68
Total annual fund operating expenses	2.09	2.90	1.82	1.78
Fee waiver and/or expense reimbursement+	(.69)	(.75)	(.67)	(.63)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.40	2.15	1.15	1.15

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

+ The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc. by the subsidiary. In addition, BNY Mellon Investment Adviser, Inc. has contractually agreed, until February 28, 2026, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions,

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commitment fees on borrowings and extraordinary expenses) exceed 1.15%. On or after February 28, 2026, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the management fee waiver and expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$709	$1,129	$1,574	$2,805
Class C (with redemption at end of period)	$310	$827	$1,462	$3,170
Class C (without redemption at end of period)	$218	$827	$1,462	$3,170
Class I (with or without redemption at end of period)	$117	$507	$923	$2,082
Class Y (with or without redemption at end of period)	$117	$499	$906	$2,043

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 4.30% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers. The fund may invest up to 30% of its net assets in emerging market issuers and considers emerging market countries to be those included in the Morgan Stanley Capital International Emerging Markets Index. The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest directly in equity securities to provide exposure to equity markets, and in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash. The fund may invest in, or otherwise have investment exposure to, the securities of companies of any market capitalization. The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds), and of any maturity or duration.

The fund's sub-adviser, Newton Investment Management North America, LLC, an affiliate of BNY Mellon Investment Adviser, Inc., applies a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The fund's sub-adviser has considerable latitude in allocating the fund's assets and in selecting derivative instruments and securities to implement the fund's investment approach, and there is no limitation or requirement as to the amount of fund assets to be invested in any one asset class.

The fund's sub-adviser updates, monitors and follows buy or sell recommendations from its proprietary investment models. The models can recommend selling a security if the relative attractiveness deteriorates or its valuation becomes excessive or risk associated with the security increases significantly. The models also may recommend selling a security if an event occurs that contradicts the models' rationale for owning it, such as deterioration in the issuer's fundamentals. In addition, the fund may sell a security if the sub-adviser determines better investment opportunities emerge elsewhere. For allocation among equity markets, the sub-adviser employs a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the sub-adviser uses proprietary models to identify temporary mispricings among global bond markets. The sub-adviser evaluates currencies on a relative valuation basis and overweights exposure to currencies that are undervalued and underweights exposure to currencies that are overvalued in its view based on real interest rates, purchasing

BNY Mellon Dynamic Total Return Fund Summary	2

power parity, and other proprietary measures. The sub-adviser seeks to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

The fund will use, to a significant degree, derivative instruments as a substitute for investing directly in equities, bonds, currencies or commodities in connection with its investment strategy. The fund also may use derivative instruments as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return swaps), options on swaps and other derivative instruments (including commodity-linked instruments, such as structured notes).

The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The subsidiary has the same investment objective, investment adviser and sub-adviser as the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

• Allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's sub-adviser to allocate effectively the fund's assets among the various asset classes, such as equities, bonds, currencies, commodities and cash. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Correlation risk: Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Fixed-income market risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the

BNY Mellon Dynamic Total Return Fund Summary	3

financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

• Foreign investment risk: To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Emerging market risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk: Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Commodity sector risk: Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Subsidiary risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary's investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the

BNY Mellon Dynamic Total Return Fund Summary	4

fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund's investment in the subsidiary.

• Leverage risk: The use of leverage, such as entering into futures contracts or forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Derivatives risk: A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.

• Short position risk: Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk.

• ETF and other investment company risk: To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Tax risk: As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code. The fund intends to achieve investment exposure to global commodity markets primarily by investing in the subsidiary and commodity-linked derivative instruments. The tax treatment of the fund's investments in the subsidiary and commodity-linked derivative instruments could affect whether income derived from such investments is "qualifying income" under the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the fund's taxable income or any gains and distributions made by the fund. The Internal Revenue Service has adopted regulations that generally treat a fund's inclusion of income with respect to a subsidiary as "qualifying income" if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. If the Internal Revenue Service were able to successfully assert that the fund's income from such investments was not "qualifying income," the fund would fail to qualify as a RIC if over 10% of its gross income was derived from these investments. The fund's failure to qualify as a RIC would significantly adversely affect the returns to, and could cause losses for, fund shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and, if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of the Bloomberg Global Aggregate Index, the MSCI World Index and the FTSE World Government Bond Index, each a broad measure of relevant market performance, and the FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index generally considered representative of the average yield of three-month Treasury Bills. In addition, the fund's total returns are compared to a Hybrid Index to show how the fund's performance compares to a mix of equities and bonds The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. More recent performance information may be available at www.bny.com/investments.

BNY Mellon Dynamic Total Return Fund Summary	5

Year-by-Year Total Returns as of 12/31 each year (%)
Class A

During the periods shown in the chart: Best Quarter 2024, Q1: 8.36 Worst Quarter 2022, Q2: (12.78)

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/24)
Class	1 Year	5 Years	10 Years
Class A returns before taxes	5.40%	2.16%	2.37%
Class A returns after taxes on distributions	1.77%	-0.06%	0.92%
Class A returns after taxes on distributions and sale of fund shares	3.18%	0.88%	1.31%
Class C returns before taxes	9.95%	2.60%	2.21%
Class I returns before taxes	12.02%	3.62%	3.24%
Class Y returns before taxes	12.05%	3.62%	3.27%
Bloomberg Global Aggregate Index (Hedged)* reflects no deductions for fees, expenses or taxes	3.40%	0.48%	2.01%
MSCI World Index reflects no deductions for fees, expenses or taxes	18.67%	11.17%	9.95%
FTSE Three-Month U.S. Treasury Bill Index reflects no deductions for fees, expenses or taxes	5.45%	2.54%	1.79%
FTSE World Government Bond Index+ reflects no deductions for fees, expenses or taxes	-2.87%	-3.08%	-0.55%
Hybrid Index (60% MSCI World Index and 40% FTSE World Government Bond Index)+ reflects no deductions for fees, expenses or taxes	9.64%	5.52%	5.87%

* In accordance with regulatory changes requiring the fund's primary benchmark to represent the overall applicable market, the fund's primary prospectus benchmark changed to the indicated benchmark effective as of September 1, 2024.

+ Effective as of September 1, 2024, changes were made to the fund’s performance benchmarks. Performance of the FTSE World Government Bond Index and Hybrid Index will not be shown in the future.

Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC (NIMNA), to serve as the fund's sub-adviser.

Investment decisions for the fund are made by the Multi-Asset Solutions Team at NIMNA. The team members are James Stavena, Torrey Zaches, CFA and Dimitri Curtil. Messrs. Stavena and Zaches have been primary portfolio managers of the fund since June 2010. Mr. Curtil has been a primary portfolio manager of the fund since May 2020. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. Mr. Zaches is a portfolio manager at NIMNA. Mr. Curtil is a managing director and Head of Multi-Asset Solutions at NIMNA.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.bny.com/investments. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser,

BNY Mellon Dynamic Total Return Fund Summary	6

or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Institutional Services, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442. If you invested directly through the fund, you may mail your request to sell shares to BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434. If you are an Institutional Direct accountholder, please contact your BNY relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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